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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date Of Earliest Event Reported): APRIL 29, 2003

                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    1-10410               62-1411755
   (State or other jurisdiction       (Commission            (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)

            ONE HARRAH'S COURT
            LAS VEGAS, NEVADA                                          89119
   (Address of Principal Executive Offices)                           (Zip Code)

                                 (702) 407-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


              ----------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

     The Registrant has entered into an agreement for new credit facilities for up to $1.9625 billion in borrowings, replacing existing credit facilities for up to $1.857 billion. The new credit facilities consist of a five-year revolving credit facility for up to $1.0625 billion and a five-year term facility for up to $900 million. The prior facilities consisted of a revolving facility scheduled to mature in April 2004 and a 364-day revolving facility which matured on April 24, 2003.

     Interest on the new credit facilities is based on the Registrant's debt ratings and leverage ratio and is subject to change. As of April 29, 2003, the new credit facilities bore interest based upon 105 basis points over LIBOR and bore a facility fee for borrowed and unborrowed amounts based upon 25 basis points over LIBOR. At the Registrant's option, it may also borrow at the prime rate under the new credit facilities.

     As with the prior credit facilities, the Registrant must maintain a total debt to EBITDA ratio of not more than 4.5 to 1 and an EBITDA to interest expense ratio of at least 3.0 to 1, each measured as of the last day of any fiscal quarter. As of the last day of the most recent fiscal quarter, or December 31, 2002, the Registrant's total debt to EBITDA ratio was 3.39 to 1 and EBITDA to interest expense ratio was 4.83 to 1.

     As of April 29, 2003, $1.2 billion in borrowings were outstanding under the new credit facilities, with an additional $42.6 million committed to back letters of credit. After consideration of these borrowings, $719.8 million of additional borrowing capacity was available to the Registrant under the new credit facilities as of April 29, 2003.

     In regards to the facility, Bank Of America and Wells Fargo Bank were Joint Lead Arrangers and Joint Book Mangers, Deutsche Bank acted as Syndication Agent, Citicorp USA, JP Morgan Chase Bank and Wells Fargo Bank acted as
Co-Documentation Agents and Bank of America acted as Administrative Agent.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               10.1 Credit Agreement dated as of April 23, 2003, among Harrah's
                    Entertainment, Inc., as Guarantor, Harrah's Operating Company, Inc., as Borrower, The Lenders, Syndication Agent, Documentation Agents and Co-Documentation Agents named therein, and Bank of America, N.A., as Administrative Agent, Banc of America Securities LLC and Wells Fargo Bank, N.A., Joint Lead Arrangers and Joint Book Managers.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARRAH'S ENTERTAINMENT, INC.


Date: April 29, 2003                     By: /s/ Stephen H. Brammell
                                         ---------------------------------------
                                         Name:    Stephen H. Brammell
                                         Title:   Senior Vice President,
                                                  General Counsel, and Corporate
                                                  Secretary